UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 26, 2012
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Shareholders of Boston Private Financial Holdings, Inc. (the “Company”) held on April 26, 2012 (the “2012 Annual Meeting”), shareholders of the Company approved an amendment to the Company's Amended and Restated Articles of Organization to declassify the Board of Directors (the “Amendment”). Pursuant to the Amendment, beginning at the 2013 Annual Meeting of Shareholders, Directors standing for election will be elected to one-year terms. The existing terms of directors elected prior to or at the 2012 Annual Meeting will not be shortened. The entire Board of Directors will be elected annually beginning at the 2015 Annual Meeting of Shareholders. The Amendment became effective upon the filing of the Articles of Amendment with the Secretary of the Commonwealth of Massachusetts on May 1, 2012. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2012 Annual Meeting, Herbert S. Alexander, Lynn Thompson Hoffman and John Morton III were elected as Class III directors to serve until the 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified, or until their earlier death, resignation or removal from office. In addition, at the meeting, the shareholders approved (a) a non-binding, advisory resolution regarding the compensation of the Company's named executive officers as disclosed in the Proxy Statement, (b) an amendment to the Company's Restated Articles of Organization to declassify the Board of Directors, and (c) a shareholder proposal to adopt simple majority voting. The voting results are set forth below.
(1)     Election of Directors:

Director Nominee	For	Withheld	Broker Non-Votes
Herbert S. Alexander	41,353,047	22,158,134	—
Lynn Thompson Hoffman	36,432,167	27,079,014	—
John Morton III	41,503,211	22,007,970	—

(2)	Non-binding, advisory resolution regarding the compensation of the Company's named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
56,901,289	6,266,284	343,607	—

(3)     Amendment of the Company's Restated Articles of Organization to declassify the Board of Directors:

For	Against	Abstain	Broker Non-Votes
60,795,251	335,752	1,110,109	1,270,068

(4)     Shareholder proposal to adopt simple majority voting:

For	Against	Abstain	Broker Non-Votes
45,898,013	17,572,620	40,547	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Chief Financial Officer
Date: May 2, 2012

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment of Boston Private Financial Holdings, Inc.